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                                IMPORTANT NOTICE

Please disregard the content of the initial N-30D filing for MORGAN STANLEY DEAN WITTER INCOME SECURITIES INC., dated February 24, 2000 (referenced under filing Accession Number 0000950136-00-000244; CIK No. 0000093284). An amended N-30D filing will be submitted at a later date with the correct information.